                                                                   EXHIBIT 10.59

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

            This Amendment No. 1 to Credit Agreement ("AMENDMENT NO. 1") is dated as of November 5, 1996, and is by and among LOUISVILLE GAS AND ELECTRIC COMPANY, (the "BORROWER"), the banks set forth herein (collectively, the "BANKS"), and PNC BANK, KENTUCKY, INC. as agent for the Banks (the "AGENT").

            WHEREAS, the Borrower, the Banks set forth therein and the Agent are parties to that certain Credit Agreement dated as of December 18, 1995 (the "CREDIT AGREEMENT");

            WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the same meanings given to them in the Credit Agreement; and

            WHEREAS, simultaneously with the execution and delivery of this Amendment No. 1, Bank of Louisville and Trust Co., as assignor ("ASSIGNOR"), and PNC Bank, Kentucky, Inc., as assignee ("ASSIGNEE"), are entering into an Assignment and Assumption Agreement pursuant to which Assignor is assigning all of its right, title and interest in the Commitments, the Notes and the Loan Documents to Assignee.

            WHEREAS, Union Bank of Switzerland ("UBS") and The First National Bank of Chicago ("FIRST CHICAGO"), by executing this Amendment No. 1, are joining the Credit Agreement as Banks with the respective Commitments set forth on Schedule 1.01(B) hereto.

            WHEREAS, the Borrower, the Banks and the Agent wish to amend the Credit Agreement as set forth herein.

            NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

      1. The first recital clause of the Credit Agreement is hereby amended by deleting the number "$160,000,000" in the third line thereof and inserting in lieu thereof "$200,000,000."

      2. Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definitions of "EXPIRATION DATE," "FOURTH-LEVEL DEBT RATING," "SECOND-LEVEL DEBT RATING" and "THIRD-LEVEL DEBT RATING" and inserting in lieu thereof the following:

                  "EXPIRATION DATE" shall mean, with respect to the Commitments, November 5, 2001.

                  "FOURTH-LEVEL DEBT RATING" shall mean a Borrower Debt Rating of BBB+ if the rating is provided by Standard & Poor's or equal to Baa1 if the rating is provided by Moody's.

                  "SECOND-LEVEL DEBT RATING" shall mean a Borrower Debt Rating equal to or better than A but less than AA- if the rating is provided by Standard & Poor's or equal to or better than A2 but less than Aa3 if the rating is provided by Moody's.

                  "THIRD-LEVEL DEBT RATING" shall mean a Borrower Debt Rating equal to A- if the rating is provided by Standard & Poor's or equal to A3 if the rating is provided by Moody's.

      3. Section 1.1 of the Credit Agreement is hereby amended by inserting a new definition of "Fifth-Level Debt Rating" as follows:

                  "FIFTH-LEVEL DEBT RATING" shall mean a Borrower Debt Rating of BBB or lower if the rating is provided by Standard & Poor's or Baa2 or lower if the rating is provided by Moody's.

      4. Section 2.03 of the Credit Agreement is hereby amended by deleting the chart setting forth the Borrower Debt Rating and Facility Fee Rate at the end of the first sentence thereof in its entirety and inserting in lieu thereof the following:

                   Borrower Debt Rating              Facility Fee Rate
                   --------------------              -----------------
                  First-Level Debt Rating                  .06%
                  Second-Level Debt Rating                 .075%
                  Third-Level Debt Rating                  .09%
                  Fourth-Level Debt Rating                 .10%
                  Fifth-Level Debt Rating                  .15%

      5. Section 4.01(a)(ii) of the Credit Agreement is hereby amended by deleting the chart setting forth the Borrower Debt Rating and the Euro-Rate Spread at the end of the first sentence thereof in its entirety and inserting in lieu thereof the following:

                   Borrower Debt Rating              Euro-Rate Spread
                   --------------------              ----------------
                  First-Level Debt Rating                  .115%
                  Second-Level Debt Rating                 .15%
                  Third-Level Debt Rating                  .16%
                  Fourth-Level Debt Rating                 .20%
                  Fifth-Level Debt Rating                  .225%

      6. Section 8.02(c) of the Credit Agreement is hereby amended by inserting immediately preceding the parenthetical in the third line thereof the following words "any of its properties or assets, tangible or intangible."

      7. Schedule 1.01(B) of the Credit Agreement is hereby deleted in its entirety and Schedule 1.01(B) attached hereto is inserted in lieu thereof.

      8. Exhibit 1.01(B) to the Credit Agreement is hereby deleted in its entirety and Exhibit 1.01(B) attached hereto is hereby inserted in lieu thereof.

      9. Exhibit 1.01(G)(2) of the Credit Agreement is hereby deleted in its entirety and Exhibit 1.01(G)(2) attached hereto is inserted in lieu thereof.

      10. This Amendment No. 1 shall become effective on the first date on which the following conditions have been satisfied:

            (a) The Agent on behalf of each Bank shall have received replacement Bid Loan Notes and Revolving Credit Notes reflecting the changes in Schedule 1.01(B).

            (b) The Agent on behalf of the Banks shall have received a certificate signed by the Secretary or Assistant Secretary of the Borrower certifying as to all action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 1 by the Borrower and attaching thereto such resolutions.

            (c) The Agent shall have received a written opinion from in-house counsel for the Borrower, addressed to the Agent for the benefit of the Banks, opining as to such matters with respect to the transactions contemplated herein as the Agent may reasonably request, in form and substance satisfactory to the Agent and Buchanan Ingersoll Professional Corporation, as special counsel for the Agent and the Banks.

      11. The Borrower hereby represents to the Agent and the Banks that: except as disclosed on Schedule 7.02 (as previously delivered to the Agent and the Banks and accepted by the Required Banks), the representations and warranties of the Borrower contained in Article VI of the Credit Agreement remain true and accurate on and as of the date hereof (except for representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein); the Borrower has performed and is in compliance with all covenants contained in Article VIII or elsewhere in the Credit Agreement; no Event of Default or Potential Default has occurred and is continuing.

      12. The Borrower hereby agrees to reimburse the Agent on demand for all costs, expenses and disbursements relating to this Amendment No. 1 which are payable by the Borrower as provided in Sections 10.05 and 11.03 of the Credit Agreement.

      13. The Borrower and the Banks intend and agree that, except as provided herein, the Credit Agreement shall remain in full force and effect without modification.

      14. This Amendment No. 1 shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Kentucky without reference to its principles of conflicts of law.

      15. Each of UBS and First Chicago (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements (if any) referred to in Sections 6.01(i), 8.03(a) and 8.03(b) of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement;
(ii) agrees that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof; (iv) agrees that it will become a party to and be bound by the Credit Agreement, as amended by Amendment No. 1, on the date hereof (including without limitation the provisions of Section 11.11) as if it were an original Bank thereunder and will have the rights and obligations of a Bank thereunder and will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (v) has previously provided the Agent its address for notices.

                            [SIGNATURE PAGES FOLLOW]

         [SIGNATURE PAGE 1 OF 3 TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

            IN WITNESS WHEREOF, the parties hereto by their officers thereunto duly authorized, have executed this Amendment No. 1 to Credit Agreement as of the date first above written.

                                     LOUISVILLE GAS AND ELECTRIC COMPANY


                                     By: _______________________________________
                                     Title: ____________________________________



                                     PNC BANK, KENTUCKY, INC., individually and as Agent


                                     By: _______________________________________
                                     Title: ____________________________________



                                     BANK OF MONTREAL, individually and as Co-
                                     Agent


                                     By: _______________________________________
                                     Title: ____________________________________



                                     CHASE MANHATTAN BANK, N.A.


                                     By: _______________________________________
                                     Title: ____________________________________

         [SIGNATURE PAGE 2 OF 3 TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]


                                     THE BANK OF NEW YORK


                                     By: _______________________________________
                                     Title: ____________________________________


                                     CITIBANK, N.A.


                                     By: _______________________________________
                                     Title: ____________________________________


                                     NATIONAL CITY BANK, KENTUCKY


                                     By: _______________________________________
                                     Title: ____________________________________


                                     BANK OF LOUISVILLE AND TRUST CO.


                                     By: _______________________________________
                                     Title: ____________________________________


                                     BANK ONE, KENTUCKY, N.A.


                                     By: _______________________________________
                                     Title: ____________________________________

         [SIGNATURE PAGE 3 OF 3 TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]


                                     FIFTH THIRD BANK OF KENTUCKY, INC.


                                     By: _______________________________________
                                     Title: ____________________________________


                                     UNION BANK OF SWITZERLAND

                                     By: _______________________________________
                                     Title: ____________________________________


                                     THE FIRST NATIONAL BANK OF CHICAGO


                                     By: _______________________________________
                                     Title: ____________________________________

                                SCHEDULE 1.01(B)

                                                                   Ratable
                   Bank                         Commitment          Share
                   ----                         ----------          -----
          PNC Bank, Kentucky, Inc.             $ 42,500,000         21.25%
              Bank of Montreal                 $ 26,250,000         13.125%
         Chase Manhattan Bank, N.A.            $ 26,250,000         13.125%
            The Bank of New York               $ 21,000,000         10.5%
               Citibank, N.A.                  $ 15,750,000          7.875%
        National City Bank, Kentucky           $ 15,750,000          7.875%
          Bank One, Kentucky, N.A.             $ 10,500,000          5.25%
     Fifth Third Bank of Kentucky, Inc.        $ 10,500,000          5.25%
         Union Bank of Switzerland             $ 15,750,000          7.875%
     The First National Bank of Chicago        $ 15,750,000          7.875%
                                               ------------        -----
                   Total                       $200,000,000        100.0%

                                 EXHIBIT 1.01(B)

                                     FORM OF
                                  BID LOAN NOTE

$200,000,000                                                Louisville, Kentucky
                                                          ________________, 1996

         FOR VALUE RECEIVED, the undersigned, LOUISVILLE GAS AND ELECTRIC COMPANY, a Kentucky corporation (herein called the "BORROWER"), hereby promises to pay to the order of ____________________ (the "BANK") the lesser of (i) the principal sum of Two Hundred Million U.S. Dollars (U.S. $200,000,000), or (ii) the aggregate unpaid principal balance of all Bid Loans made by the Bank to the Borrower pursuant to Sections 3.01 and 3.02 of the Credit Agreement dated as of December 18, 1995 among the Borrower, PNC BANK, KENTUCKY, INC., as agent ("AGENT"), BANK OF MONTREAL, as Co-Agent, the Bank, and the other banks party thereto (as amended, restated, supplemented or modified from time to time, the "CREDIT AGREEMENT"), whichever is less, payable on the Expiration Date or at such other times specified in the Credit Agreement.

         The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Sections 3.01 and 3.02 of, or as otherwise provided in, the Credit Agreement.

         To the extent permitted by Law, upon the declaration of an Event of Default by the Agent, and until such time as such Event of Default shall have been cured or waived, the Borrower shall pay interest on the entire principal amount of the then outstanding Bid Loans evidenced by this Bid Loan Note at a rate per annum equal to two hundred basis points (2% per annum) above the rate of interest otherwise applicable with respect to such Bid Loans. Such interest rate will accrue before and after any judgment has been entered.

         Subject to the provisions of the Credit Agreement, interest on this Note will be payable at the times specified in Section 5.03 of the Credit Agreement or as otherwise provided therein.

         If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

         Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located at 500 W. Jefferson Street, Louisville, Kentucky 40202, in lawful money of the United States of America in immediately available funds.

         This Note is a Bid Loan Note referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

         All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

         Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

         This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "Borrower" and the "Bank" shall be deemed to apply to the Borrower and the Bank, respectively, and their respective successors and assigns.

         This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Kentucky without giving effect to its conflicts of law principles.

         IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers with the intention that it constitute a sealed instrument.

ATTEST:                                     LOUISVILLE GAS AND ELECTRIC COMPANY


__________________________________          By: ________________________________
Title: ___________________________          Name: ______________________________
                                            Title: _____________________________
[Seal]

                               EXHIBIT 1.01(G)(2)

                                     FORM OF
                        GUARANTY AND SURETYSHIP AGREEMENT

         This Agreement (the "Agreement") dated as of _______________, 199__, is made and given by the undersigned signatories, each a Subsidiary of Louisville Gas and Electric Company, a Kentucky corporation ("Borrower"), identified in
Schedule 1 attached hereto and made a part hereof (each a "Guarantor" and collectively, the "Guarantors"), in favor of the Banks (as defined in that certain Credit Agreement dated December 18, 1995 among PNC Bank, Kentucky, Inc., a Kentucky banking corporation, as agent (the "Agent"), the Banks party thereto and the Borrower, as it may from time to time be amended, restated, modified or supplemented, the "Credit Agreement").

                              W I T N E S S E T H:

         WHEREAS, Borrower has entered into the Credit Agreement with the Agent and the Banks; and

         WHEREAS, this Agreement is made by the Guarantors among other things to comply with the requirements of the Credit Agreement; and

         WHEREAS, the respective businesses and investments of the Guarantors are interdependent and loans made to the Borrower under the Credit Agreement are with the expectation that the profits and other opportunities from such loans will directly or indirectly inure to the benefit of each Guarantor and to all of them taken as an affiliated group.

           NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the Guarantors hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.01 Definitions. Capitalized terms used herein and not otherwise defined herein shall have such meanings as given to them in the Credit Agreement. In addition to the other terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

                  "Guaranteed Obligations" shall mean all obligations from time to time of the Borrower to the Agent and the Banks under or in connection with the Credit Agreement, the Notes issued in connection therewith in the maximum aggregate principal amount of $200,000,000 or any other Loan Document or which arise in any other manner, whether for principal, interest, fees, indemnities, expenses or otherwise, and all refinancings or refundings thereof, whether such obligations are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (specifically including but not limited to Obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other individual or entity (a "Person") including any Guarantor or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such Obligation is not enforceable or allowable in such proceeding). Without limitation of the foregoing, such obligations include all obligations arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied. Without limitation of the foregoing, the Agent and the Banks (or any successive assignee or transferee) from time to time may, subject to the provisions of the Credit Agreement, assign or otherwise transfer all of their respective rights and obligations under the Loan Documents (including, without limitation, all of any commitment to extend credit), or any other Guaranteed Obligations, to any other Person, and such Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) assigned or otherwise transferred in accordance with the terms of the Credit Agreement shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement.

                                   ARTICLE II
                             GUARANTY AND SURETYSHIP

         2.01 Guaranty and Suretyship. The Guarantors jointly and severally hereby absolutely, unconditionally and irrevocably guarantee and become surety for the full and punctual payment and performance of the Guaranteed Obligations as and when such payment or performance shall become due (at scheduled maturity, by acceleration or otherwise) in accordance with the terms of the Loan Documents. This Agreement is an agreement of suretyship as well as of guaranty, is a guarantee of payment and performance and not merely of collectibility, and is in no way conditioned upon any attempt to collect from or proceed against the Borrower or any other Person or any other event or circumstance. The obligations of the Guarantors under this Agreement are direct and primary obligations of each Guarantor and are independent of the Guaranteed Obligations, and a separate action or actions may be brought against any one or more of the Guarantors regardless of whether action is brought against the Borrower, any other Guarantor or any other Person or whether the Borrower, any other Guarantor or any other Person is joined in any such action or actions.

         2.02 Obligations Absolute. The Guarantors agree that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the Guaranteed Obligations, any of the terms of the Loan Documents or the rights of the Agent and the Banks or any other Person with respect thereto. The obligations of the Guarantors under this Agreement shall be absolute, unconditional and irrevocable, irrespective of any of the following:

         (a) Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guaranteed Obligations.

         (b) Any increase, decrease or change in the amount, nature, type or purpose of any of the Guaranteed Obligations (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method or place of payment or performance of, or in any other term of, any of the Guaranteed Obligations; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guaranteed Obligations.

         (c) Any failure to assert any breach of or default under any Loan Document or any of the Guaranteed Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower or any other Person under or in connection with any Loan Document or any of the Guaranteed Obligations; any refusal of payment or performance of any of the Guaranteed Obligations, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guaranteed Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Guaranteed Obligations entitled to the benefits of this Agreement, or if any collections are applied to Guaranteed Obligations, any application to particular Guaranteed Obligations.

         (d) Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss or impairment of, OR any failure to protect, perfect, or preserve the value of, OR any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, OR any failure, omission, breach, default, delay or wrongful action by the Agent and the Banks, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, OR any other action or inaction by the Agent and the Banks, or any of them, or any other Person in respect of, any direct or indirect security for any of the Guaranteed Obligations. As used in this Agreement, "direct or indirect security" for the Guaranteed Obligations, and similar phrases, includes but is not limited to any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guaranteed Obligations, made by or on behalf of any Person.

         (e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Person; or any action taken or election made by the Agent and the Banks, or any of them (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Borrower or any other Person in connection with any such proceeding.

         (f) Any defense, setoff or counterclaim (excluding only the defense of full, strict and indefeasible payment and performance), which may at any time be available to or be asserted by the Borrower, any Guarantor or any other Person with respect to any Loan Document or any of the Guaranteed Obligations; or any discharge by operation of law or release of the Borrower, any Guarantor or any other Person from the performance or observance of any Loan Document or any of the Guaranteed Obligations.

         (g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of or discharge, any Guarantor, a guarantor or a surety, excepting only full, strict and indefeasible payment and performance of the Guaranteed Obligations in full.

         2.03. Waivers, etc. The Guarantors hereby waive any defense to or limitation on their obligations under this Agreement arising out of or based on any event or circumstance referred to in Section 2.02 hereof. Without limitation and to the full extent permitted by applicable law, the Guarantors waive each of the following:

         (a) All notices, disclosures and demand of any nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor, including without limitation the following: any notice of any event or circumstance described in Section 2.02 hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any presentment, notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guaranteed Obligations; any notice of the incurrence of any Guaranteed Obligation; any notice of any default or any failure on the part of the Borrower or any other Person to comply with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Person.

         (b) Any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against the Borrower or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any requirement of promptness or diligence on the part of the Agent and the Banks, or any of them, or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement, and any requirement that any Guarantor receive notice of such acceptance.

         (c) Any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, "one action" laws or the like), or by reason of any election of remedies or other action or inaction by the Agent and the Banks, or any of them (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guaranteed Obligations), which results in denial or impairment of the right of the Agent and the Banks, or any of them, to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Guaranteed Obligations.

         (d) Notwithstanding any payment or payments made by each Guarantor hereunder, or any set-off or application of funds of such Guarantor by the Agent or any Bank, such Guarantor shall not be entitled to be subrogated to any of the rights of the Agent or any Bank against the Borrower or against any collateral security or guarantee or right of offset held by the Agent or any Bank for the payment of the Guaranteed Obligations, nor shall such Guarantor seek any reimbursement from the Borrower in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agent and the Banks by the Borrower on account of the Guaranteed Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agent and the Banks, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Agent may determine.

         2.04. Reinstatement. This Agreement shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is avoided, rescinded or must otherwise be returned by the Agent and the Banks, or any of them, for any reason (including, without limitation, by reason of such payment being a preference, fraudulent transfer or fraudulent conveyance), all as though such payment had not been made.

         2.05. No Stay. Without limitation of any other provision of this Agreement, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guaranteed Obligation shall at any time be stayed, enjoined or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against the Borrower or any other Person of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantors agree that, for the purposes of this Agreement and their obligations hereunder, the Guaranteed Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met.

         2.06. Payments. All payments to be made by any Guarantor pursuant to this Agreement shall be made without setoff, counterclaim, or other deduction of any nature (other than deductions for the withholding of United States federal income tax which is due and payable by a Bank in connection with the income it receives under the Loan Documents, provided that the Agent has elected not to make such withholdings).

         2.07. Continuing Guaranty. This Agreement is a continuing agreement and shall continue in full force and effect (notwithstanding that no Guaranteed Obligations may be outstanding from time to time, or any other event or circumstance) until all Guaranteed Obligations and all other amounts payable under this Agreement have been paid and performed in full, and all commitments to extend credit under the Loan Documents have terminated, subject in any event to reinstatement in accordance with Section 2.04 hereof. Any purported termination, revocation or discharge of this Agreement (other than in accordance with the preceding sentence) shall be void and of no effect. For purposes of this Agreement the Guaranteed Obligations shall not be deemed to have been paid in full until the Agent and the Banks shall have indefeasibly received payment of the Guaranteed Obligations in full and in cash and all commitments to extend credit under the Loan Documents have terminated. Anything contained in this Agreement to the contrary notwithstanding, this Agreement shall terminate on November 5, 2001 except that such termination shall not effect the liability of Guarantors with respect to (i) obligations created or incurred prior to such date, or (ii) extensions or renewals of, interest accruing on, or fees, costs or expenses, including reasonable attorney's fees, incurred with respect to, such obligations on or after such date.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         Each Guarantor hereby represents and warrants to the Agent and the Banks with respect to itself as follows:

         3.01. No Conditions Precedent. There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

         3.02. No Reliance. Each Guarantor has, independently and without reliance upon the Agent and the Banks, or any of them, and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

         3.03. Representations and Warranties Remade at Each Extension of Credit. Each request (including any deemed request) by the Borrower for any extension of credit under the Credit Agreement shall be deemed to constitute a representation and warranty by each Guarantor to the Agent and the Banks that the representations and warranties made by each Guarantor in this Agreement are true and correct on and as of the date of such request with the same effect as though made on and as of such date. Failure by the Agent and the Banks to receive notice from any Guarantor to the contrary before the Agent and the Banks make any extension of credit under any Loan Document shall constitute a further representation and warranty by such Guarantor to the Agent and the Banks that the representations and warranties made by the Borrower are true and correct on and as of the date of such extension of credit with the same effect as though made on and as of such date.

                                   ARTICLE IV
                                  MISCELLANEOUS

         4.01. Amendments, etc. No amendment to or waiver of any provision of this Agreement, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Agent and, in the case of an amendment, each of the Guarantors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         4.02. No Implied Waiver; Remedies Cumulative. No delay or failure of the Agent and the Banks, or any of them, in exercising any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Agent and the Banks under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.

         4.03. Notices. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Agreement shall be given to such Guarantor at the address set forth on the signature page hereof in the manner provided in Section 11.06 of the Credit Agreement. The Agent and the Banks may rely on any notice (whether or not made in a manner contemplated by this Agreement) purportedly made by or on behalf of a Guarantor, and the Agent and the Banks shall have no duty to verify the identity or authority of the Person giving such notice.

         4.04. Expenses. Each Guarantor unconditionally agrees to pay all costs and expenses, including reasonable attorney's fees, incurred by the Agent and any of the Banks in enforcing this Agreement against any Guarantor.

         4.05. Prior Understandings. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

         4.06. Survival. All representations and warranties of the Guarantors contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Agent and the Banks, or any of them, any extension of credit, or any other event or circumstance whatsoever.

         4.07. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         4.08. Setoff. In the event that at any time any obligation of the Guarantors now or hereafter existing under this Agreement shall have become due and payable, the Agent and the Banks, or any of them, shall have the right from time to time, without notice to any Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of the Agent and the Banks to any Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by any Guarantor with the Agent or the Banks. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Agent and/or the Banks, or any of them, shall have given any notice or made any demand under this Agreement or under such obligation to such Guarantor, whether such obligation of such Guarantor is absolute or contingent, matured or unmatured (it being agreed that the Agent and the Banks, or any of them, may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any guaranty or other direct or indirect security, right or remedy available to the Agent and the Banks. The rights of the Agent and the Banks under this Section are in addition to such other rights and remedies (including, without limitation, other rights of setoff and banker's lien) which the Agent and the Banks, or any of them, may have, and nothing in this Agreement or in any other Loan Document shall be deemed a waiver of or restriction on the right of setoff or banker's lien of the Agent and the Banks, or any of them. The Guarantors hereby agree that, to the fullest extent permitted by law, any affiliate of the Agent and the Banks, or any of them, and any holder of a participation in any obligation of any Guarantor under this Agreement, shall have the same rights of setoff as the Agent and the Banks as provided in this Section 4.08 (regardless of whether such affiliate or participant otherwise would be deemed a creditor of any Guarantor).

         4.09. Construction. The section and other headings contained in this Agreement are for reference purposes only and shall not affect interpretation of this Agreement in any respect. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreements or instruments against the party controlling the drafting thereof, shall apply to this Agreement.

         4.10. Successors and Assigns. This Agreement shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Agent and the Banks, or any of them, and their successors and permitted assigns (as provided in the Credit Agreement). Without limitation of the foregoing, the Agent and the Banks, or any of them (and any successive assignee or transferee), from time to time may, subject to the applicable provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including, without limitation, all or any portion of any commitment to extend credit), or any other Guaranteed Obligations, to any other Person and such Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) assigned or otherwise transferred in accordance with the terms of the Credit Agreement shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement, and to the extent of its interest in such Guaranteed Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Agent and the Banks in this Agreement or otherwise.

         4.11. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

         (a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         (b)      Certain Waivers. EACH GUARANTOR HEREBY IRREVOCABLY:

                  (i) CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE CIRCUIT COURT OF JEFFERSON COUNTY, KENTUCKY AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF KENTUCKY, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH GUARANTOR AT THE ADDRESS PROVIDED FOR IN SECTION 4.03 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF;

                  (ii) WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED ON INCONVENIENT FORUM; AND

                  (iii) WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE CREDIT AGREEMENT OR

                           ANY OTHER LOAN DOCUMENT TO THE FULL EXTENT PERMITTED BY LAW.

         (c) Limitation of Liability. TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY ANY GUARANTOR OR ANY OTHER PERSON AGAINST THE AGENT AND THE BANKS, OR ANY OF THEM, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF THE AGENT AND THE BANKS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         4.12.    Severability; Modification to Conform to Law.

         (a) It is the intention of the parties that this Agreement be enforceable to the fullest extent permissible under applicable law, but that the unenforceability (or modification to conform to such Law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision in this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Agreement shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable Law, without in any manner affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         (b) Without limitation of the preceding subsection (a), to the extent that mandatory applicable law (including but not limited to applicable laws pertaining to fraudulent conveyance or fraudulent transfer) otherwise would render the full amount of any Guarantor's obligations hereunder invalid or unenforceable, such Guarantor's obligations hereunder shall be limited to the maximum amount which does not result in such invalidity or unenforceability.

         (c) Notwithstanding anything to the contrary in this Section 4.12 or elsewhere in this Agreement, this Agreement shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section 4.12 (and references elsewhere in this Agreement to enforceability to the fullest extent permitted by Law) were not a part of this Agreement, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor's obligations hereunder as to each element of such assertion.

         4.13. Additional Guarantors. At any time after the initial execution and delivery of this Agreement to the Agent and the Banks, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being Guarantors hereunder by executing and delivering to the Agent and the Banks a counterpart signature page for attachment hereto. No notice of the addition of any Guarantor shall be required to be given to any pre-existing Guarantor.

         4.14. Joint and Several Obligations. The obligations of each Guarantor under this Agreement are joint and several.

         4.15 Receipt of Credit Agreement and Other Loan Documents. Each Guarantor hereby acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents and each Guarantor certifies that the representations and warranties made therein with respect to such Guarantor are true and correct. Further, each Guarantor acknowledges and agrees to perform, comply with and be bound by all of the provisions of the Credit Agreement and the other Loan Documents including, without limitation, those covenants contained in Sections 8.01 and 8.02 of the Credit Agreement.

                            [SIGNATURE PAGE FOLLOWS]

        [SIGNATURE PAGE 1 OF 1 TO THE GUARANTY AND SURETYSHIP AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

                                       GUARANTORS:

ATTEST:                                EACH GUARANTOR LISTED ON SCHEDULE 1


By: _______________________________    By: _____________________________________

                                       Address for notices to each Guarantor:


                                       _________________________________________
                                       _________________________________________
                                       _________________________________________

                                       Telecopier No. __________________________
                                       Attention: ______________________________
                                       Telephone No. ___________________________

                                   SCHEDULE 1

                    TO THE GUARANTY AND SURETYSHIP AGREEMENT
                       PNC BANK, KENTUCKY, INC., AS AGENT
                LOUISVILLE GAS AND ELECTRIC COMPANY, AS BORROWER

                        Subsidiary and State of Formation